CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Allowance for doubtful accounts trade receivables, net (in dollars)	$ 1,927	$ 2,276
Ordinary stock of NIS, par value (in dollars per share)	$ 0.1	$ 0.1
Ordinary stock of NIS, shares authorized	50,000,000	50,000,000
Ordinary stock of NIS, shares issued	36,490,020	35,909,606
Ordinary stock of NIS, shares outstanding	36,490,020	35,909,606